UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 5, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
 8-K
 filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02.	Termination of a Material Definitive Agreement.

On November 8, 2019, Xerox Holdings Corporation completed a series of transactions announced on November 5, 2019 to restructure its relationship with FUJIFILM Holdings Corporation. In connection with those transactions, Fuji Xerox Co., Ltd. (“Fuji Xerox”) and Xerox Corporation (“Xerox”) entered into Amendment 1, dated as of November 5, 2019 (the “Amendment”), to that certain Technology Agreement, dated as of April 1, 2006 (as amended by the Amendment, the “Agreement”), by and between Fuji Xerox and Xerox, relating to licenses granted to Fuji Xerox by Xerox for Xerox’s trademarks and certain non-marking Document Processing Activities.
On January 5, 2020, Fuji Xerox provided written notice to Xerox pursuant to the terms of the Agreement of its intent not to renew the Agreement after the current renewal term expiring as of March 31, 2021 (the “Expiration Date”).
On the Expiration Date, among other things, (i) Fuji Xerox will be required to transition away from the use of Xerox trademarks as soon as reasonably practicable and in any case within the two year period commencing with the Expiration Date (the “Transition Period”), (ii) Xerox will grant Fuji Xerox limited licenses to use Xerox trademarks for the Transition Period, subject to certain quality control standards and for a royalty in the amount of $100,000,000, payable to Xerox within three business days from the first date of the Transition Period and (iii) Xerox’s licenses to Fuji Xerox for certain non-marking Document Processing Activities shall be amended to be worldwide, royalty-free and non-exclusive.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	2006 Technology Agreement, dated as of April 1, 2006, by and between Xerox Corporation and Fuji Xerox Co., Ltd.

Incorporated by reference to Exhibit 99.4 to Xerox Corporation’s Current Report on Form 8-K dated January 31, 2018. See SEC File Number 001-04471.

10.2	Amendment 1 to 2006 Technology Agreement, dated as of November 5, 2019, by and between Xerox Corporation and Fuji Xerox Co., Ltd.

Incorporated by reference to Exhibit 10.1 to Xerox Holdings Corporation’s Current Report on Form 8-K dated November 5, 2019. See SEC File Number 001-39013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

Date: January 6, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: January 6, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

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